MBL VARIABLE CONTRACT ACCOUNT-7
                 MBL Life Assurance Corporation
            520 Broad Street, Newark, NJ  07102-3111
                         1-800-435-3191

                 Supplement Dated August 6, 1998
  To Prospectus Dated May 1, 1998, as Supplemented May 1, 1998

This supplement should be read in conjunction with the prospectus for MBL Variable Contract Account-7 (the "Account"), a copy of which can be obtained without charge from MBL Life Assurance Corporation ("MBL Life"). Please write to: Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, ATTN: MBL VARIABLE CONTRACT ACCOUNT-7, or call 1-800-435-3191 for a copy of the prospectus for the Account.

On July 15, 1998, MBL Life, the underwriter and sponsor of the Account and the ultimate parent company of First Priority Investment Corporation, entered into an agreement with SunAmerica Inc. ("SunAmerica") pursuant to which SunAmerica will purchase the individual life and individual and group annuity businesses of MBL Life (the "Acquisition"). In accordance with the Plan of Rehabilitation of the Mutual Benefit Life Insurance Company (the predecessor in interest to MBL Life), the Acquisition is subject to certain judicial and regulatory approvals. Assuming that the necessary approvals are obtained, it is currently anticipated that the Acquisition will occur no later than December 31, 1998 (the "Closing"). The Acquisition will effect a resolution to the proceedings associated with the Plan of Rehabilitation of the Mutual Benefit Life Insurance Company (the "Plan").

As part of the resolution of the proceedings associated with the Plan, MBL Life has indicated that it intends to seek a court order to terminate the Account. Pursuant to the proposed court order, contract holders and group participants will be provided with adequate notice and disclosure regarding the termination of the Account. During a six-month period immediately following the Closing, certain contract holders and group participants will be given the opportunity to exchange, on a tax-free basis, their MBL Life contracts for certain annuity contracts issued by affiliates of SunAmerica or contracts issued by other insurance companies. Naturally, contract holders and group participants also have the option of transferring or redeeming the value of their contracts. Contract holders and group participants should consult with their tax advisors regarding the implications associated with the exchange or redemption of a contract.